UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2009

HERBST GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-71044	88-0446145
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3440 West Russell Road, Las Vegas, NV  89118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 889-7695

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03  Bankruptcy or Receivership.

On March 22, 2009 (the “Petition Date”), Herbst Gaming, Inc. (the “Company”) and certain of its subsidiaries (the “Subsidiary Guarantors”) filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Nevada, Northern Division (the “Bankruptcy Court”). The case numbers assigned to the Company and the Subsidiary Guarantors (collectively, the “Debtors”) are shown below:

09-50746	Zante, Inc.
09-50747	The Sands Regent
09-50748	Plantation Investments, Inc.
09-50749	Last Chance, Inc.
09-50750	California Prospectors, Ltd.
09-50751	Dayton Gaming, Inc.
09-50752	Herbst Gaming, Inc.
09-50753	Flamingo Paradise Gaming, LLC
09-50754	E-T-T, Inc.
09-50755	Market Gaming, Inc.
09-50756	Primadonna Company, Inc.
09-50757	HGI Lakeside, Inc.
09-50758	HGI St. Jo, Inc.
09-50759	HGI Mark Twain, Inc.
09-50760	Cardivan Company
09-50761	Corral Coin, Inc.
09-50762	Corral Country Coin, Inc.
09-50763	E-T-T Enterprises, LLC

The Chapter 11 Cases were filed pursuant to the previously disclosed letter agreement (the “Lockup Agreement”), dated March 9, 2009, among the Debtors, lenders holding, in the aggregate, approximately 68% in amount of all of the outstanding claims under the Company’s Second Amended and Restated Credit Agreement, dated as of January 3, 2007, as amended, and certain other parties.  The Lockup Agreement contractually obligates the parties to move forward with a pre-negotiated consensual plan of reorganization for each of the Debtors.

On the Petition Date, the Debtors filed several motions with the Bankruptcy Court, including a motion to have the Chapter 11 Cases jointly administered.  The Debtors plan to continue to operate their businesses and manage their properties as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.  A plan of reorganization that incorporates the terms of the Lockup Agreement will be filed with the Bankruptcy Court at a later date.

On March 22, 2009, the Company issued a press release regarding the Chapter 11 Cases, a copy of which is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1  Press Release dated as of March 22, 2009.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBST GAMING, INC.

Date: March 23, 2009	By:	/s/ Mary E. Higgins
Mary E. Higgins
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated as of March 22, 2009.